EXECUTION

LEHMAN BROTHERS HOLDINGS INC.,

SELLER

and

STRUCTURED ASSET SECURITIES CORPORATION,

PURCHASER

MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

Dated as of June 1, 2006

First Franklin Mortgage Loan Trust 2006-FF10

(Mortgage Pass-Through Certificates, Series 2006-FF10)

TABLE OF CONTENTS

    Page

ARTICLE I. CONVEYANCE OF MORTGAGE LOANS

Section 1.01.

Sale of Mortgage Loans.

2

Section 1.02.

Delivery of Documents.

3

Section 1.03.

Review of Documentation.

3

Section 1.04.

Representations and Warranties of the Seller.

3

Section 1.05.

Grant Clause.

15

Section 1.06.

Assignment by Depositor.

15

ARTICLE II. MISCELLANEOUS PROVISIONS

Section 2.01.

Binding Nature of Agreement; Assignment.

15

Section 2.02.

Entire Agreement.

15

Section 2.03.

Amendment.

15

Section 2.04.

Valid Assignment.

16

Section 2.05.

Governing Law.

16

Section 2.06.

Severability of Provisions.

17

Section 2.07.

Indulgences; No Waivers.

17

Section 2.08.

Headings Not to Affect Interpretation.

17

Section 2.09.

Benefits of Agreement.

17

Section 2.10.

Counterparts.

17

SCHEDULE A

Mortgage Loan Schedule (including Prepayment Charge Schedule)

SCHEDULE B

First Payment Default Mortgage Loans

EXHIBIT A

Certain Defined Terms

EXHIBIT B

Form of Terms Letter

EXHIBIT C

Purchase Price and Terms Letters from Lehman Brothers Bank, FSB to First Franklin Financial Corporation dated as of February 3, 2006 and March 3, 2006 (Revised as of May 22, 2006)

This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT dated as of June 1, 2006 (the “Agreement”), is executed by and between Lehman Brothers Holdings Inc. (“Holdings” or the “Seller”) and Structured Asset Securities Corporation (the “Depositor”).

All capitalized terms not defined herein or in Exhibit A attached hereto shall have the same meanings assigned to such terms in that certain trust agreement (the “Trust Agreement”) dated as of June 1, 2006, among the Depositor, Aurora Loan Services LLC, as master servicer (the “Master Servicer”), Office Tiger Global Real Estate Services Inc., as credit risk manager and U.S. Bank National Association, as trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, Lehman Brothers Bank, FSB (the “Bank”), pursuant to (A) a Flow Mortgage Loan Purchase and Warranties Agreement by and between the Bank, as purchaser, and First Franklin Financial Corporation (“FFFC” or a “Transferor”) dated as of April 1, 2005, as amended, (the “Transfer Agreement”) and (B)(i) a Purchase Price and Terms Letter between the Bank and FFFC, dated as of February 3, 2006 (FF 2006-1) and (ii) a Purchase Price and Terms Letter between the Bank and FFFC, dated as of March 3, 2006 (revised as of May 22, 2006) (FF 2006-2) (collectively, the “PPTLs”), has purchased or received from FFFC certain mortgage loans, each identified on the Mortgage Loan Schedule attached hereto as Schedule A (collectively, the “Mortgage Loans”):

WHEREAS, pursuant to an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), dated as of June 1, 2006, between the Bank, as assignor, and Holdings, as assignee, the Bank has assigned all of its right, title and interest in and to the Transfer Agreement, and certain of its rights (as described below) under each PPTL and the Mortgage Loans as listed on Schedule A, and Holdings has accepted the rights and benefits of, and assumed the obligations of the Bank under, the Transfer Agreement;

WHEREAS, Holdings is a party to the securitization servicing agreement dated as of June 1, 2006, among National City Home Loan Services, Inc., as servicer (the “Servicer”), the Seller and the Master Servicer, and acknowledged by the Trustee ( the “Servicing Agreement”) pursuant to which the Mortgage Loans will be serviced by the Servicer;

WHEREAS, the Seller desires to sell, without recourse, all of its rights, title and interest in and to the Mortgage Loans to the Depositor, assign all of its rights and interest under the Transfer Agreement, the PPTLs and the Servicing Agreement relating to the Mortgage Loans referred to above, and delegate all of its obligations thereunder, to the Depositor; and

WHEREAS, the Seller and the Depositor acknowledge and agree that the Depositor will convey the Mortgage Loans on the Closing Date to a Trust Fund created pursuant to the Trust Agreement, assign all of its rights and delegate all of its obligations hereunder to the Trustee for the benefit of the Certificateholders, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Depositor agree as follows:

ARTICLE I.

CONVEYANCE OF MORTGAGE LOANS

Section 1.01.

Sale of Mortgage Loans.

(a)

Sale of Mortgage Loans. Concurrently with the execution and delivery of this Agreement, the Seller does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of the Seller in and to the Mortgage Loans identified on Schedule A hereto, having an aggregate principal balance of approximately $984,129,671.23. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on and after the Cut-off Date, other than payments of principal and interest due on or before such date, and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, all Prepayment Charges received on or with respect to the Mortgage Loans on or after the Cut-off Date, together with all of the Seller’s right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Seller’s rights under any Insurance Policies relating to the Mortgage Loans, the Seller’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties, and any proceeds of the foregoing.

Concurrently with the execution and delivery of this Agreement, the Seller hereby assigns to the Depositor all of its rights and interest under (A) the Transfer Agreement (except for any rights against the Transferor under the Transfer Agreement with respect to (i) first payment date defaults or early payment date defaults or (ii) reimbursement of any amount in excess of the Purchase Price for a breach of a representation or warranty; provided, however, that the Seller hereby assigns to the Depositor all of its rights and interest against FFFC with respect to first payment date defaults or early payment date defaults on the Mortgage Loans set forth in Schedule B hereto (the “First Payment Default Mortgage Loans”), assigned to the Seller under Section 8 of each of the PPTLs and (B) the Servicing Agreement, other than any servicing rights retained thereunder, and delegates to the Depositor all of its obligations thereunder, to the extent relating to the Mortgage Loans.  The Seller and the Depositor further agree that this Agreement incorporates the terms and conditions of any assignment and assumption agreement or other assignment document required to be entered into under the Transfer Agreement (any such document, an “Assignment Agreement”) and that this Agreement constitutes an Assignment Agreement under the Transfer Agreement, and the Depositor hereby assumes the obligations of the assignee under such Assignment Agreement.  Concurrently with the execution hereof, the Depositor tenders the purchase price set forth in that certain Terms Letter dated as of the date hereof, the form of which is attached as Exhibit B hereto (the “Purchase Price”).  The Depositor hereby accepts such assignment and delegation, and shall be entitled to exercise all the rights of the Seller under the Transfer Agreement, the PPTLs and the Servicing Agreement, other than any servicing rights thereunder, as if the Depositor had been a party to each such agreement.

(b)

Schedule of Mortgage Loans. The Depositor and the Seller have agreed upon which of the Mortgage Loans owned by the Seller are to be purchased by the Depositor pursuant to this Agreement and the Seller will prepare on or prior to the Closing Date a final schedule describing such Mortgage Loans (the “Mortgage Loan Schedule”).  The Mortgage Loan Schedule shall conform to the requirements of the Depositor as set forth in this Agreement and to the definition of “Mortgage Loan Schedule” under the Trust Agreement.  The Mortgage Loan Schedule is attached hereto as Schedule A.

Section 1.02.

Delivery of Documents.

(a)

In connection with such transfer and assignment of the Mortgage Loans hereunder, the Seller shall, at least three (3) Business Days prior to the Closing Date, deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Mortgage Loan (each, a “Mortgage File”) so transferred and assigned, as specified in the Transfer Agreement or Servicing Agreement.

(b)

For Mortgage Loans (if any) that have been prepaid in full on or after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Collection Account maintained by the Master Servicer for such purpose have been so deposited.

Section 1.03.

Review of Documentation.

The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by U.S. Bank National Association, as the custodian (the “Custodian”) for the Depositor.  The Custodian is required to review, within 45 days following the Closing Date, each Mortgage File. If in the course of such review the Custodian identifies any Material Defect, the Seller shall be obligated to cure such Material Defect or to repurchase the related Mortgage Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Qualifying Substitute Mortgage Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under Section 2.02(c) of the Trust Agreement.

Section 1.04.

Representations and Warranties of the Seller.

(a)

The Seller hereby represents and warrants to the Depositor that as of the Closing Date:

(i)

the Seller is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, carry on its business as presently conducted and enter into and perform its obligations under the Assignment and Assumption Agreement and this Agreement;

(ii)

the execution and delivery by the Seller of the Assignment and Assumption Agreement and this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; neither the execution and delivery of the Assignment and Assumption Agreement and this Agreement, nor the consummation of the transactions therein or herein contemplated, nor compliance with the provisions thereof or hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or bylaws of the Seller;

(iii)

the execution, delivery and performance by the Seller of the Assignment and Assumption Agreement and this Agreement and the consummation of the transactions contemplated thereby and hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

(iv)

each of the Assignment and Assumption Agreement and this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Bank, in the case of the Assignment and Assumption Agreement, and  the Depositor, in the case of this Agreement, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its respective terms, except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law; and

(v)

there are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened or likely to be asserted against or affecting the Seller, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by the Assignment and Assumption Agreement or this Agreement or (B) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under the Assignment and Assumption Agreement or this Agreement.

(b)

The representations and warranties of the Transferor with respect to the Mortgage Loans in the Transfer Agreement were made as of the date of the Transfer Agreement.  To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of the Transferor under the Transfer Agreement and (ii) a representation or warranty of the Seller under this Agreement, the sole right or remedy of the Depositor with respect to a breach by the Seller of such representation and warranty (except in the case of a breach by the Seller of the representations made by it pursuant to Sections 1.04(b)(xiii) through (xix)), shall be the right to enforce the obligations of the Transferor under any applicable representation or warranty made by it.  The representations made by the Seller pursuant to Sections 1.04(b)(xiii) through (xix) shall be direct obligations of the Seller. The Depositor acknowledges and agrees that the representations and warranties of the Seller in this Section 1.04(b) (except in the case of  those representations and warranties made pursuant to Sections 1.04(b)(xiii) through (xix)) are applicable only to facts, conditions or events that do not constitute a breach of any representation or warranty made by the Transferor in the Transfer Agreement.  The Seller shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans (except in the case of those representations and warranties made by it pursuant to Sections 1.04(b)(xiii) through (xix)) if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the Transferor in the Transfer Agreement, without regard to whether the Transferor fulfills its contractual obligations in respect of such representation or warranty; provided, however, that if the Transferor fulfills its obligations under the provisions of the Transfer Agreement by substituting for the affected Mortgage Loan a mortgage loan which is not a Qualifying Substitute Mortgage Loan, the Seller shall, in exchange for such substitute mortgage loan, provide the Depositor (a) with the applicable Purchase Price for the affected Mortgage Loan or (b) within the two-year period following the Closing Date, with a Qualified Substitute Mortgage Loan for such affected Mortgage Loan.

Subject to the foregoing, the Seller represents and warrants upon delivery of the Mortgage Loans to the Depositor hereunder, as to each, that, as of the Closing Date:

(i)

The information set forth with respect to the Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Mortgage Loans, and the information with respect to each Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

(ii)

There are no defaults (other than delinquency in payment) in complying with the terms of any Mortgage, and the Seller has no notice as to any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing but which have not been paid;

(iii)

Except in the case of Cooperative Loans, if any, each Mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of Fannie Mae or Freddie Mac.  If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect, which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration.  Each Mortgage obligates the related Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor.  Where required by state law or regulation, each Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a “master” or “blanket” hazard insurance policy covering the common facilities of a planned unit development.  The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement;

(iv)

Each Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

(v)

In the case of all of the Mortgage Loans (by Scheduled Principal Balance as of the Cut-off Date), the related Mortgage evidences a valid, subsisting, enforceable and perfected first lien on the related Mortgaged Property (including all improvements on the Mortgaged Property). The lien of the Mortgage is subject only to: (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s Title Insurance Policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage. In the case of all of the Mortgage Loans (by Scheduled Principal Balance as of the Cut-off Date), any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee in connection with, a Mortgage Loan establishes a valid, subsisting and enforceable first lien on the property described therein and the Depositor has full right to sell and assign the same to the Trustee;

(vi)

Immediately prior to the transfer and assignment of the Mortgage Loans to the Depositor, the Seller was the sole owner of record and holder of each Mortgage Loan, and the Seller had good and marketable title thereto, and has full right to transfer and sell each Mortgage Loan to the Depositor free and clear, except as described in paragraph (v) above, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

(vii)

Each Mortgage Loan other than any Cooperative Loan is covered by either (i) an attorney’s opinion of title and abstract of title the form and substance of which is generally acceptable to mortgage lending institutions originating mortgage loans in the locality where the related Mortgaged Property is located or (ii) an ALTA Mortgagee Title Insurance Policy or other generally acceptable form of policy of insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the originator of the Mortgage Loan, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan (subject only to the exceptions described in paragraph (v) above).  If the Mortgaged Property is a condominium unit located in a state in which a title insurer will generally issue an endorsement, then the related Title Insurance Policy contains an endorsement insuring the validity of the creation of the condominium form of ownership with respect to the project in which such unit is located.  With respect to any Title Insurance Policy, the originator is the sole insured of such mortgagee Title Insurance Policy, such mortgagee Title Insurance Policy is in full force and effect and will inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement, no claims have been made under such mortgagee Title Insurance Policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything that would impair the coverage of such mortgagee Title Insurance Policy;

(viii)

No foreclosure action is being threatened or commenced with respect to any Mortgage Loan. There is no proceeding pending for the total or partial condemnation of any Mortgaged Property (or, in the case of any Cooperative Loan, the related cooperative unit) and each such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to have a material adverse effect on the value of the related Mortgaged Property as security for the related Mortgage Loan or the use for which the premises were intended;

(ix)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(x)

[Reserved];

(xi)

Each Mortgage Loan will have a LTV of 100% or less as of the Closing Date;

(xii)

Each Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G of the Code and Treas. Reg. §1.860G-2;

(xiii)

Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;

(xiv)

No Mortgage Loan is a “High Cost Loan” or “Covered Loan,” as applicable, as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary, which is now Version 5.6c Revised, Appendix E.  In addition, no Mortgage Loan is a “high-cost,” “high-cost home,” “covered,” “high-risk home” or “predatory” loan under any applicable federal, state or local predatory or abusive lending law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

(xv)

No Mortgage Loan was at the time of origination subject to the Home Ownership and Equity Protection Act of 1994 (15 U.S.C. § 1602(c)), Regulation Z (12 CFR 226.32) or any comparable state law;

(xvi)

The information set forth in the Prepayment Charge Schedule, included as part of the Mortgage Loan Schedule at Schedule A hereto (including the Prepayment Charge Summary attached thereto) is complete, true and correct in all material respects on the date or dates on which such information is furnished and each Prepayment Charge is permissible, originated in compliance with, and enforceable in accordance with its terms under, applicable federal, state and local law (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor’s rights generally or the collectibility thereof may be limited due to acceleration in connection with foreclosure);

(xvii)

No Mortgage Loan was originated (or modified) on or after October 1, 2002 through March 6, 2003 which is secured by a mortgaged property located in Georgia; and

(xviii)

In addition to the foregoing representations and warranties made in subparagraphs (i) through (xvii) of this Section 1.04(b), the Seller further represents and warrants upon delivery of the Pool 1 Mortgage Loans, as to each such Mortgage Loan, that:

(a)

Each Pool 1 Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae’s Selling Guide;

(b)

No Pool 1 Mortgage Loan secured by a Mortgaged Property located in Georgia is a “High-Cost Home Loan” as defined in the Georgia Fair Lending Act; no Pool 1 Mortgage Loan secured by a Mortgaged Property located in New York is a “High-Cost Home Loan” as defined in Section 6-1 of the New York State Banking Law; no Pool 1 Mortgage Loan secured by a Mortgaged Property located in Arkansas is a “High-Cost Home Loan” as defined in the Arkansas Home Loan Protection Act effective June 24, 2003 (Act 1340 of 2003); no Pool 1 Mortgage Loan secured by a Mortgaged Property located in Kentucky is a “High-Cost Home Loan” as defined in the Kentucky high-cost home loan statute effective June 24, 2003 (Ky. Rev. Stat. Section 360.100); no Pool 1 Mortgage Loan secured by a Mortgaged Property located in Illinois is a “High-Risk Home Loan” as defined in the Illinois High-Risk Home Loan Act (815 Ill. Comp. Stat. 137/1 et seq.);

(c)

To the best of the Seller’s knowledge, except with respect to broker yield spread premium (“YSP”) as permitted by law, no borrower was required to select a Pool 1 Mortgage Loan product offered by the Transferor which is a higher cost product designed for less creditworthy borrowers, unless at the time of  such Mortgage Loan’s origination, the borrower did not qualify taking into account credit history and debt-to-income ratios for a lower-cost credit product then offered by the Transferor or an affiliate of the Transferor.  If, at the time of the loan application, the borrower may have qualified for a lower-cost credit product then offered by any mortgage lending affiliate of the Transferor, the Transferor referred the borrower’s application to such affiliate for underwriting consideration;

(d)

To the best of the Seller’s knowledge, the methodology used in underwriting the extension of credit for each Pool 1 Mortgage Loan does not rely solely on the borrower’s equity in the collateral for determining approval of credit extension, but relies on additional factors such as the borrower’s income, assets, liabilities and/or credit history.  Such underwriting methodology confirmed that at the time of origination (application/approval), the borrower had a reasonable ability to make timely payments on the related Pool 1 Mortgage Loan;

(e)

With respect to any Pool 1 Mortgage Loan that contains a provision permitting imposition of a Prepayment Charge upon a prepayment prior to maturity, to the best of the Seller’s knowledge: (i) pursuant to the Transferor’s underwriting guidelines, the borrower agreed to such a premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to such Pool 1 Mortgage Loan’s origination, the borrower was offered the option of obtaining a mortgage loan that did not require payment of such Prepayment Charge, (iii) the Prepayment Charge is disclosed to the borrower in the loan documents pursuant to applicable state and federal law, (iv) the duration of the prepayment period shall not exceed three years from the date of the note, and (v) notwithstanding any state or federal law to the contrary, the Servicer shall not impose such Prepayment Charge in any instance when the mortgage debt is accelerated as the result of the borrower’s default in making the loan payments;

(f)

To the best of the Seller’s knowledge, no borrower was required to purchase any credit life, disability, accident, unemployment or health insurance product or debt cancellation agreement as a condition of obtaining the extension of credit evidenced by the Pool 1 Mortgage Loan.  No borrower obtained a prepaid single-premium credit life, disability, accident, unemployment, mortgage or health insurance policy in connection with the origination of any Pool 1 Mortgage Loan; and no proceeds from any Pool 1 Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Pool 1 Mortgage Loan;

(g)

To the best of the Seller’s knowledge, all points and fees related to each Pool 1 Mortgage Loan were disclosed in writing to the borrower in accordance with applicable state and federal law and regulation.  Except in the case of a Pool 1 Mortgage Loan in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no borrower was charged “points and fees” (whether or not financed) in an amount greater than 5% of the principal amount of such Pool 1 Mortgage Loan, such 5% limitation calculated in accordance with Fannie Mae’s anti-predatory lending requirements as set forth in the Fannie Mae Selling Guide;

(h)

All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Pool 1 Mortgage Loan have been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation;

(i)

The Seller shall cause the Servicer to transmit full-file credit reporting data for each Pool 1 Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and, with respect to each Pool 1 Mortgage Loan, the Seller shall cause the Servicer to report one of the following statuses each month as follows:  new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off;

(j)

The Servicer for each Pool 1 Mortgage Loan has fully furnished in the past (and the Seller shall cause the Servicer to furnish in the future), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis;

(k)

The outstanding Scheduled Principal Balance of each Pool 1 Mortgage Loan does not exceed the applicable maximum original loan amount limitations with respect to first lien or subordinate lien one-to-four family residential mortgage loans, as applicable, as set forth in the Fannie Mae Selling Guide;

(l)

No Pool 1 Mortgage Loan is a balloon mortgage loan that has an original stated maturity of less than seven years;

(m)

No Pool 1 Mortgage Loan is subject to mandatory arbitration except when the terms of the arbitration also contain a waiver provision that provides that in the event of a sale or transfer of the Pool 1 Mortgage Loan or interest in the Pool 1 Mortgage Loan the Seller shall waive the terms of the arbitration (or in the event of a sale or transfer of the Pool 1 Mortgage Loan or interest therein to Fannie Mae, the terms of the arbitration are null and void).  The Seller or Servicer will notify the borrower in writing within sixty days of the sale or transfer of the Mortgage Loan to Fannie Mae that the terms of the arbitration are null and void; and

(n)

With respect to any Pool 1 Mortgage Loans secured by manufactured housing, each contract is secured by a “single family residence” within the meaning of Section 25(e)(10) of the Code.  The fair market value of the manufactured home securing each contract was at least 80% of the adjusted issue price of the contract at either (i) the time the contract was originated (determined pursuant to the REMIC provisions of the Code or (ii) the time the contract was transferred to the Seller).  Each such contract is a “qualified mortgage” under Section 860G(a)(3) of the Code.

(xix)

In addition to the foregoing representations and warranties made in subparagraphs (i) through (xvii) of this Section 1.04(b), the Seller further represents and warrants upon delivery of the Pool 1 Mortgage Loans, as to each such Mortgage Loan, that:

(a)

The outstanding Scheduled Principal Balance of each Pool 1 Mortgage Loan does not exceed the applicable maximum original loan amount limitations with respect to first lien or subordinate lien one-to-four family residential mortgage loans, as applicable, as set forth in the Freddie Mac Selling Guide;

(b)

With respect to any Pool 1 Mortgage Loan that is a subordinate lien mortgage loan, (i) such lien is on a one- to four-family residence that is the principal residence of the borrower; (ii) the original principal balance does not exceed the applicable limitations with respect to subordinate lien mortgage loans as set forth in the Freddie Mac Selling Guide; and (iii) the original principal balance of the first lien mortgage loan plus the original principal balance of any subordinate lien mortgage loans relating to the same mortgaged property do not exceed the applicable limitations with respect to first lien mortgage loans for that property type as set forth in the Freddie Mac Selling Guide;

(c)

There is no Pool 1 Mortgage Loan that was originated on or after March 7, 2003 which is a “high cost home loan” as defined under the Georgia Fair Lending Act;

(d)

No borrower obtained a prepaid single-premium credit life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of any Pool 1 Mortgage Loan; no proceeds from any Pool 1 Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Pool 1 Mortgage Loan;

(e)

The applicable Servicer for each Pool 1 Mortgage Loan has fully furnished in the past (and the Seller shall cause the Servicer to furnish in the future), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis;

(f)

With respect to any Pool 1 Mortgage Loan that contains a provision permitting imposition of a Prepayment Charge upon a prepayment prior to maturity, to the best of the Seller’s knowledge: (i) the Pool 1 Mortgage Loan provides some benefit to the borrower (e.g., a rate or fee reduction) in exchange for accepting such Prepayment Charge; (ii) the Pool 1 Mortgage Loan’s originator had a written policy of offering the borrower, or requiring third-party brokers to offer the borrower, the option of obtaining a mortgage loan that did not require payment of such Prepayment Charge; (iii) the Prepayment Charge was adequately disclosed to the borrower in the loan documents pursuant to applicable state and federal law; (iv) no subprime loan originated on or after October 1, 2002, will provide for a Prepayment Charge for a term in excess of three years and any subprime loan or non-subprime loan originated prior to such date will not provide for a Prepayment Charge for a term in excess of five years; in each case unless such loan was modified to reduce the prepayment period to no more than three years from the date of the note in the case of a subprime loan and no more than five years from the date of the note in the case of a non-subprime loan and the borrower was notified in writing of such reduction in prepayment period; and (v)  such Prepayment Charge shall not be imposed in any instance where the Pool 1 Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower’s default, notwithstanding that the terms of the Pool 1 Mortgage Loan or state or federal law might permit the imposition of such Prepayment Charge;

(g)

With respect to any Pool 1 Mortgage Loan originated on or after August 1, 2004, neither the related mortgage nor the related mortgage note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

(h)

With respect to any Pool 1 Mortgage Loan secured by manufactured housing, (i) each contract is secured by a “single family residence” within the meaning of Section 25(e)(10) of the Code and (ii) the manufactured housing is the principal residence of the borrower.  The fair market value of the manufactured home securing each contract was at least 80% of the adjusted issue price of the contract at either (i) the time the contract was originated (determined pursuant to the REMIC provisions of the Code) or (ii) the time the contract was transferred to the Seller.  Each such contract is a “qualified mortgage” under Section 860G(a)(3) of the Code;

(i)

To the best of the Seller’s knowledge, no borrower was encouraged or required to select a Pool 1 Mortgage Loan product offered by the Transferor which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Transferor’s origination, such borrower did not qualify, taking into account such facts as, without limitation, the related Pool 1 Mortgage Loan’s requirements and the borrower’s credit history, income, assets and liabilities, for a lower cost credit product then offered by the mortgage loan’s originator or any affiliate of the Transferor. If, at the time of loan application, the borrower may have qualified for a lower cost credit product then offered by any mortgage lending affiliate of the Transferor, the Transferor referred the borrower’s application to such affiliate for underwriting consideration;

(j)

To the best of the Seller’s knowledge, the methodology used in underwriting the extension of credit for each Pool 1 Mortgage Loan did not rely on the borrower’s equity in the collateral as the principal determining factor in approving the extension of credit, but rather related such facts as, without limitation, the borrower’s credit history, income, assets or liabilities, to the proposed mortgage payment.  Such underwriting methodology confirmed that at the time of origination (application/approval), the borrower had a reasonable ability to make timely payments on the related Pool 1 Mortgage Loan;

(k)

No borrower under a Pool 1 Mortgage Loan was charged “points and fees” in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such Pool 1 Mortgage Loan, such limitation calculated in accordance with  Freddie Mac’s anti-predatory lending requirements as set forth in the Freddie Mac Selling Guide; and

(l)

No Pool 1 Mortgage Loan was originated more than twelve months prior to the Closing Date.

(c)

With respect to any of the foregoing representations and warranties made in subparagraphs (xiii) through (xix) of Section 1.04(b), a breach of any such representations or warranties shall be deemed to materially and adversely affect the value of the affected Mortgage Loan and the interests of Certificateholders therein, irrespective of the Seller’s knowledge of such breach.

It is understood and agreed that the representations and warranties set forth in Section 1.04(b) herein shall survive the Closing Date. Upon discovery by either the Seller or the Depositor of a breach of any of the foregoing representations and warranties (excluding a breach of subparagraph (xvi) under Section 1.04(b)) that adversely and materially affects the value of the related Mortgage Loan and that does not also constitute a breach of a representation or warranty of the Transferor in the Transfer Agreement, the party discovering such breach shall give prompt written notice to the other party; provided, however, that notwithstanding anything to the contrary herein, this paragraph shall be specifically applicable to a breach by the Seller of the representations made pursuant to subparagraphs (xiii), (xiv), (xv) (xvii), (xviii) and (xix) of Section 1.04(b) irrespective of the Transferor’s breach of a comparable representation or warranty made in the Transfer Agreement.  Within 60 days of the discovery of any such breach, the Seller shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (c) within the two-year period following the Closing Date substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan.

Notwithstanding the second paragraph of Section 1.04(c), in connection with the Seller’s representations and warranties made in subparagraph (xvi) of Section 1.04(b) and within 90 days of the earlier of discovery by the Seller or receipt of notice from the Servicer of a breach of such representation and warranty by the Seller, which breach materially and adversely affects the interests of the Class P Certificateholders in any Prepayment Charge, the Seller shall, if (i) such representation and warranty is breached and a Principal Prepayment has occurred or (ii) if a change in law subsequent to the Closing Date limits the enforceability of the Prepayment Charge (other than in the circumstances set forth in subparagraph (xvi) of Section 1.04(b)), pay, at the time of such Principal Prepayment or change in law, the amount of the scheduled Prepayment Charge, for the benefit of the holders of the Class P Certificates, by depositing such amount into the Certificate Account no later than the Deposit Date immediately following the Prepayment Period in which such Principal Prepayment on the related Mortgage Loan or such change in law has occurred, net of any Servicer Prepayment Charge Payment Amount made by the Servicer with respect to the related Mortgage Loan in lieu of collection of such Prepayment Charge.

(d)

Promptly upon discovery by the Seller or the Depositor that any First Payment Default Mortgage Loan may be repurchased by the Transferor, the Depositor shall enforce its rights under Section 8 of the related PPTL.  If the price at which the Transferor is required to purchase any First Payment Default Mortgage Loan is less than the Purchase Price as defined in the Trust Agreement, the Seller shall be obligated to pay such difference to the Depositor on the date of repurchase.

Section 1.05.

Grant Clause.

It is intended that the conveyance of the Seller’s right, title and interest in and to the Mortgage Loans and other property conveyed pursuant to this Agreement on the Closing Date shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan.  However, if any such conveyance is deemed to be in respect of a loan, it is intended that:  (a) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (b) the Seller hereby grants to the Depositor a first priority security interest to secure payment of an obligation in an amount equal to the purchase price set forth in Section 1.01(a) in all of the Seller’s right, title and interest in, to and under, whether now owned or hereafter acquired, the Mortgage Loans and other property; and (c) this Agreement shall constitute a security agreement under applicable law.

Section 1.06.

Assignment by Depositor.

Concurrently with the execution of this Agreement, the Depositor shall assign its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement.  All references to the rights of the Depositor in this Agreement shall be deemed to be for the benefit of and exercisable by its assignee or designee, specifically including the Trustee.

ARTICLE II.

MISCELLANEOUS PROVISIONS

Section 2.01.

Binding Nature of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 2.02.

Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 2.03.

Amendment.

(a)

This Agreement may be amended from time to time by the Seller and the Depositor, with the consent of the Trustee but without notice to or the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Trust Agreement or this Agreement in the Prospectus Supplement; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions.  No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Certificateholder.  Any such amendment shall be deemed not to adversely affect in any material respect any Certificateholder if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates, if any (and any Opinion of Counsel received by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

(b)

This Agreement may also be amended from time to time by the Seller and the Depositor with the consent of the Trustee and the Certificateholders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Certificateholder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Certificateholders of which are required to consent to any such amendment without the consent of the Certificateholders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Certificateholder” or “Certificateholders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificates Owners.

(c)

It shall not be necessary for the consent of Certificateholders under this Section 2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Section 2.04.

Valid Assignment.

FFFC acknowledges and agrees that this Agreement constitutes a valid assignment and assumption of the rights and obligations of the Seller under the Transfer Agreement and each PPTL with respect to the Mortgage Loans by the Seller to the Depositor pursuant to Section 21 of the Transfer Agreement and Section 21 of each PPTL.  The Seller further agrees to mark its books and records to reflect the ownership of the Mortgage Loans by the Depositor.

Section 2.05.

Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 2.06.

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 2.07.

Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver, as well as the Trustee.

Section 2.08.

Headings Not to Affect Interpretation.

The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 2.09.

Benefits of Agreement.

The parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties set forth herein, that the Trustee enjoys the full benefit of the provisions of this Agreement each as an intended third party beneficiary; provided, however, nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, the Trustee and the Certificateholders, any benefit or legal or equitable right, power, remedy or claim under this Agreement.

Section 2.10.

Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Seller and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

LEHMAN BROTHERS HOLDINGS INC.,
as Seller

By:       /s/ Joseph J. Kelly

Name: Joseph J. Kelly

Title:   Authorized Signatory

STRUCTURED ASSET SECURITIES CORPORATION,
as Purchaser

By:       /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

ACKNOWLEDGED (for purposes of Section 2.04)

FIRST FRANKLIN FINANCIAL CORPORATION

By:       /s/ Steve Mageras

Name: Steve Mageras

Title: Executive Vice President

SCHEDULE A

MORTGAGE LOAN SCHEDULE

(including Prepayment Charge Schedule and
Prepayment Charge Summary)

[To be retained in a separate closing binder entitled “First Franklin
Mortgage Loan Trust 2006-FF10 Mortgage Loan Schedules” at McKee Nelson LLP]

SCHEDULE B

FIRST PAYMENT DEFAULT MORTGAGE LOANS

EXHIBIT A

CERTAIN DEFINED TERMS

“Prepayment Charge”: With respect to any Mortgage Loan, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan during a Prepayment Period in accordance with the terms thereof (other than the Servicer Prepayment Charge Payment Amount).

“Prepayment Charge Schedule”: As of any date, the list of Prepayment Charges on the Mortgage Loans included in the Trust Fund on such date, included as part of the Mortgage Loan Schedule at Exhibit A (including the Prepayment Charge Summary attached thereto).  The Prepayment Charge Schedule shall be prepared by the Seller and shall set forth the following information with respect to each Prepayment Charge:

(i)

the Mortgage Loan identifying number;

(ii)

a code indicating the type of Prepayment Charge;

(iii)

the state of origination of the related Mortgage Loan;

(iv)

the date on which the first Scheduled Payment was due on the related Mortgage Loan;

(v)

the term of the related Prepayment Charge; and

(vi)

the Scheduled Principal Balance of the Mortgage Loan as of the Cut-off Date.

Such Prepayment Charge Schedule shall be amended from time to time by the Seller and a copy of such amended Prepayment Charge Schedule shall be furnished by the Seller.

“Servicer Prepayment Charge Payment Amount”: The amount payable by the Servicer in respect of any impermissible waiver by the Servicer of a Prepayment Charge pursuant to the related Servicing Agreement.

EXHIBIT B

FORM OF TERMS LETTER

June 1, 2006

Structured Asset Securities Corporation
745 Seventh Avenue
New York, New York 10019

Re:

First Franklin Mortgage Loan Trust
Mortgage Pass-Through Certificates, Series 2006-FF10

Ladies and Gentlemen:

This letter (the “Terms Letter”) is made in accordance with the Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2006 (the “Mortgage Loans Sale Agreement”), between Structured Asset Securities Corporation and Lehman Brothers Holdings Inc.  Capitalized terms used but not defined herein shall have the meanings set forth in the Mortgage Loan Sale Agreement.

The Purchase Price shall be [$_______].

This Terms Letter may be signed in any number of counterparts, each of which shall be deemed to be an original, but taken together, shall constitute a single document.

[Remainder of page intentionally left blank]

Please acknowledge your agreement with the foregoing by signing and returning the enclosed copy of this Terms Letter to the undersigned.

Very truly yours,

LEHMAN BROTHERS HOLDINGS INC.

By:        /s/ Joseph J.Kelly

Name: Joseph J. Kelly

Title:   Authorized Signatory

Acknowledged and Agreed:

STRUCTURED ASSET SECURITIES

   CORPORATION

By:        /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:  Senior Vice President

EXHIBIT C

PURCHASE PRICE AND TERMS LETTERS BETWEEN LEHMAN BROTHERS

BANK, FSB AND FIRST FRANKLIN FINANCIAL CORPORATION DATED

AS OF FEBRUARY 3, 2006 AND MARCH 3, 2006

(REVISED AS OF MAY 22, 2006)

[ON FILE AT MCKEE NELSON LLP]